QUEST DIAGNOSTICS INCORPORATED,

as Issuer

THE SUBSIDIARY GUARANTORS NAMED HEREIN,

as Subsidiary Guarantors

and

THE BANK OF NEW YORK,

as Trustee

Sixth Supplemental Indenture

Dated as of October 31, 2005

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EXHIBIT C—Form of Additional Subsidiary Guarantee	C-1
EXHIBIT D—Form of Certificate of Transfer	D-1

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SIXTH SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”), dated as of October 31, 2005 among QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (the “Company”), THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the “Trustee”), and the subsidiary guarantors party hereto.

RECITALS OF THE COMPANY

WHEREAS, the Company, the Trustee and the Initial Subsidiary Guarantors executed and delivered an Indenture, dated as of June 27, 2001 (the “Base Indenture”), as supplemented by the First Supplemental Indenture as of June 27, 2001 ( the “First Supplemental Indenture”), as further supplemented by the Second Supplemental Indenture as of November 26, 2001 (the “Second Supplemental Indenture”), as further supplemented by the Third Supplemental Indenture as of April 4, 2002 (the “Third Supplemental Indenture”), as further supplemented by the Fourth Supplemental Indenture as of March 19, 2003 (the “Fourth Supplemental Indenture”), as further supplemented by the Fifth Supplemental Indenture as of April 16, 2004 (the “Fifth Supplemental Indenture”) and as further supplemented by this Sixth Supplemental Indenture (collectively, the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or mores series as provided in the Indenture;

WHEREAS, the issuance and sale of $400,000,000 aggregate principal amount of a new series of the Company’s 5.125% Senior Notes due November 1, 2010 guaranteed by the Subsidiary Guarantors (the “Notes due 2010”) and $500,000,000 aggregate principal amount of a new series of the Company’s 5.45% Senior Notes due November 1, 2015 guaranteed by the Subsidiary Guarantors (the “Notes due 2015”, and together with the Notes due 2010, the “Notes”) has been authorized by resolutions adopted by the Board of Directors of the Company and the Subsidiary Guarantors;

WHEREAS, the Company desires to issue and sell $900,000,000 aggregate principal amount of the Notes on the date hereof;

WHEREAS, Sections 901(7) and 901(9) of the Indenture provide that without the consent of the Holders of the Securities of any series issued under the Indenture, the Company and the Subsidiary Guarantors, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Indenture to (a) establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301, including the provisions and procedures relating to Securities convertible into or exchangeable for any securities of any Person (including the Company) and (b) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or make any other provisions with respect to matters or questions arising under the Base Indenture;

WHEREAS, the Company and the Subsidiary Guarantors desire to (a) establish the form and terms of the Notes and (b) provide whether certain Articles of the Indenture will apply to all series of Securities, including the Notes (except as may be provided in a Future Supplemental Indenture);

WHEREAS, all things necessary to make this Sixth Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done;

WHEREAS, the Company, pursuant to the foregoing authority, has entered into a Registration Rights Agreement for the benefit of the Holders of the Notes to file and cause to be declared effective an Exchange Offer Registration Statement with the Securities and Exchange Commission, and consummate the related exchange offer for the Exchange Notes, which will have terms identical in all material respects to the Notes, except that the Exchange Notes will not contain terms with respect to transfer restrictions.

NOW, THEREFORE, for and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the parties hereto herby enter into this Sixth Supplemental Indenture, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.1. Certain Terms Defined in the Indenture.

All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended hereby, other than such terms as are defined in the Second Supplemental Indenture.

SECTION 1.2. Definitions.

(a)      Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, Section 101 of the Indenture shall be amended by adding the following new definitions:

“Additional Interest” means all additional interest owing on the Notes pursuant to the Registration Rights Agreement.

“Broker-Dealer” has the meaning set forth in the Registration Rights Agreement.

“Exchange Notes” means the Notes issued in the Exchange Offer in accordance with the Registration Rights Agreement.

“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.

“Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Existing Receivables Credit Facility’’ means the receivables-backed financing transaction pursuant to (1) the Second Amended and Restated Receivables Sales Agreement, dated as of April 20, 2004 between Quest Diagnostics and each of its direct and indirect wholly owned Subsidiaries that is a seller thereunder, and Quest Diagnostics Receivables Inc., as the buyer, (2) the Third Amended and Restated Credit and Security Agreement, dated as of April 20, 2004 among Quest Diagnostics Receivables Inc., as borrower, Quest Diagnostics, as initial servicer, each of the lenders from time to time party thereto, and Wachovia Bank, N.A., as administrative agent, and (3) the various related ancillary documents.

“Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibits A and B.

“Initial Purchaser” has the meaning set forth in the Registration Rights Agreement.

“Initial Notes” means the Notes issued to the Initial Purchasers pursuant to the Purchase Agreement, dated October 25, 2005.

“Initial Subsidiary Guarantors’’ means each of American Medical Laboratories Incorporated, AML Inc., Quest Diagnostics Holdings Incorporated, Quest Diagnostics Clinical Laboratories, Inc., Quest Diagnostics Incorporated (CA), Quest Diagnostics Incorporated (MD), Quest Diagnostics LLC (IL), Quest Diagnostics Incorporated (MI), Quest Diagnostics Incorporated (CT), Quest Diagnostics Incorporated (NV), Quest Diagnostics LLC (MA), Quest Diagnostics Nichols Institute, Inc., Quest Diagnostics of Pennsylvania Inc., Quest Diagnostics Incorporated (OH), MetWest, Inc., Nichols Institute Diagnostics, DPD Holdings, Inc., Diagnostic Reference Services, Inc., Pathology Building Partnership, Quest Diagnostics Investments Incorporated, Quest Diagnostics Finance Incorporated, Unilab Corporation, and Unilab Acquisition Corporation.

“Institutional Accredited Investor” means an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, which is not also a QIB.

“Letter of Transmittal” means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

“Private Placement Legend” means the legend set forth in Section 205 to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Registration Rights Agreement” means the Registration Rights Agreement as of October 31, 2005 among the Company, the Subsidiary Guarantors and the Initial Purchasers relating to the registration of the Exchange Notes under the Securities Act.

“Restricted Global Note” means a global note substantially in the form of Exhibits A and B bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depository or its nominee, that shall be issued in a denomination equal to the outstanding principal amount at maturity of the Notes sold in reliance on Rule 144A.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Shelf Registration Statement” means the Shelf Registration Statement as defined in the Registration Rights Agreement.

“Unrestricted Global Note” means a permanent Global Note substantially in the form of Exhibits A and B that bears the Global Note Legend, that is deposited with or on behalf of and registered in the name of the Depository, representing a series of Notes, and that does not bear the Private Placement Legend.

(b)      Definitions of the following terms in this First Supplemental Indenture may be found in the Sections indicated as follows:

Term	Defined in Section

“Base Indenture”	Recitals
“Indenture”	Recitals
“Notes”	Recitals
“Notes due 2010”	Recitals
“Notes due 2015”	Recitals

ARTICLE II.

FORM AND TERMS OF THE NOTES

SECTION 2.1. Form and Dating.

The Notes due 2010, the applicable Subsidiary Guarantees and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The Notes due 2015, the applicable Subsidiary Guarantees and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B attached hereto. The Notes shall be executed on behalf of the Company by its Chief Executive Officer, the Chief Financial Officer, the Controller or the Treasurer, and the Secretary, under its corporate seal reproduced thereon. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes and any beneficial interest in the Notes shall be in denominations of $1,000 and integral multiples thereof.

The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

(a)      Restricted Global Securities. The Notes are initially being offered and sold to QIBs in reliance on Rule 144A under the Securities Act and shall be issued initially in the form of one or more Restricted Global Notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with The Depository Trust Company, New York, New York (the “Depository”) and registered in the name of Cede & Co., the Depository’s nominee, duly executed by the Company, authenticated by the Trustee and with guarantees endorsed thereon as hereinafter provided. The aggregate principal amount of the outstanding Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

In connection with the Exchange Offer contemplated in the Registration Rights Agreement, the Restricted Global Notes will become exchangeable for Unrestricted Global Notes, which will have terms identical in all material respects to the Restricted Global Notes, except that the Unrestricted Global Notes will not bear the Private Placement Legend.

The Global Notes may not be transferred except by the Depository, in whole and not in part, to another nominee of the Depository or to a successor of the Depository or its nominee. If at any time the Depository for the Notes notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Notes and a successor Depository for the Global Notes is not appointed by the Company within 90 days after delivery of such notice, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order for authentication, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

(b)      Book-Entry Provisions. This Section 2.1(b) shall apply only to the Global Notes deposited with or on behalf of the Depository.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver the Global Notes that shall be registered in the name of the Depository or the nominee of the Depository and shall be delivered by the Trustee to the Depository or pursuant to the Depository’s instructions.

Depository Participants shall have no rights either under this Indenture or with respect to any Global Notes held on their behalf by the Depository or under such Global Notes. The Depository shall be treated by the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee as the absolute owner of such Global Note for all purposes under this Indenture. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and the Depository Participants, the operation of customary practices of such Depository governing the exercise of the rights of an owner of a beneficial interest in the Global Notes.

(c)      Definitive Notes. Notes issued in certificated form shall be substantially in the form of Exhibit A or Exhibit B, as applicable, attached hereto, but without including the text referred to therein as applying only to Global Notes. Except as provided above in subsection (a), owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of certificated Notes.

(d)      Transfer and Exchange of the Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor. Beneficial interests in the Global Notes may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the Global Notes.

(f)       Paying Agent. The Company appoints The Bank of New York as agent of the Company for the payment of the principal of (and premium, if any) and interest on the Notes; and that the Corporate Trust Office of The Bank of New York in the Borough of Manhattan, the City of New York, be and hereby is, designated as the office or agency in the Borough of Manhattan where the Notes may be presented for payment and where notices to or demands upon the Corporation in respect of the Notes and the Indenture pursuant to which the Notes are to be issued may be served.

(g)       Transfer Provisions. Unless and until an Initial Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

1.        Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of Notes to a QIB:

(i)       If the Notes to be transferred consist of (x) Definitive Notes, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the Form of Certificate of Transfer, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the Form of Certificate of Transfer stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the Global Notes, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

(ii)      If the proposed transferee is a Depository Participant, and the Notes to be transferred consist of Definitive Notes, upon receipt by the Registrar of the documents referred to in paragraph (i) above and instructions given in accordance with the Depositary’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of Global Notes in an amount equal to the principal amount of the Definitive Notes to be transferred, and the Trustee shall cancel the Definitive Notes so transferred.

2.        Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) the Private Placement Legend is no longer required by Section 205 of the Indenture, (ii) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act or (iii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

3.       General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

SECTION 2.2. Terms of the Notes.

The following terms relating to the Notes are hereby established:

(a)      the Notes due 2010 shall constitute a series of Securities having the title “Senior Notes due 2010” and the Notes due 2015 shall constitute a separate series of Securities having the title “Senior Notes due 2015.”

(b)      The aggregate principal amount of the Notes due 2010 that may be initially authenticated and delivered under the Indenture (except for Notes due 2010 authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes due 2010 pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $400,000,000. The aggregate principal amount of the Notes due 2015 that may be initially authenticated and delivered under the Indenture (except for Notes due 2015 authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes due 2015 pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $500,000,000. The Company may from time to time, without the consent of the Holders of Notes of either series, issue additional Notes (in any such case “Additional Notes”) of either series having the same ranking and the same interest rate, maturity and other terms as the Notes of that series. Any additional Notes of a series and the existing Notes of that series will constitute a single series under the Indenture and all references to the relevant Notes shall include the Additional Notes unless the context otherwise requires.

(c)      The entire outstanding principal of the Notes due 2010 shall be payable on November 1, 2010 and the entire outstanding principal of the Notes due 2015 shall be payable on November 1, 2015.

(d)      The rate at which the Notes due 2010 shall bear interest shall be 5.125% per annum and the rate at which the Notes due 2015 shall bear interest shall be 5.45% per annum; the date from which interest shall accrue on the Notes shall be October 31, 2005, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes shall be November 1 and May 1 of each year, beginning May 1, 2006; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be April 15 or October 15, as the case may be, next preceding such Interest Payment Date. Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the respective Holders on such Regular Record Date, and such Defaulted Interest, may be paid to the Persons in whose names the Notes (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of principal and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on this Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

(e)      Each of the Notes due 2010 and the Notes due 2015 shall be issuable in whole in the registered form of one or more Global Notes (without coupons), and the Depository for such Global Notes shall be the Depository Trust Company, New York, New York.

(f)       The Redemption Amount of Basis Points applicable to the Notes used to calculate the Redemption Price pursuant to Section 1108 of the Indenture shall be 15 basis points for the Senior Notes due 2010, and 20 basis points for the Senior Notes due 2015.

(g)      Each of the Notes due 2010 and the Notes due 2015 shall be guaranteed by the Initial Subsidiary Guarantors in accordance with Article Sixteen of the Indenture.

SECTION 2.3 Application of the Terms of the Second Supplemental Indenture.

All provisions of the Second Supplemental Indenture, unless otherwise expressly referred to herein, shall not apply to the Notes and shall not form a part of this Indenture.

SECTION 2.4. Application of the Article of the Indenture Regarding Guarantees.

Except as may be provided in a Future Supplemental Indenture, the provisions of Article Sixteen of the Indenture, as amended, shall apply the Notes.

SECTION 2.5. Application of the Article of the Indenture Regarding Redemption of Securities.

Except as may be provided in a Future Supplemental Indenture, the provisions of Article Eleven of the Indenture, as amended, shall apply to the Notes.

SECTION 2.6. Application of the Article of the Indenture Relating to a Sinking Fund.

Except as may be provided in a Future Supplemental Indenture, none of the Notes shall be entitled to the benefit of any sinking fund, and the provisions of the Indenture relating to a sinking fund, including Article Twelve and Subsection (3) of Section 501 of the Indenture, shall not apply to any of the Notes.

SECTION 2.7. Private Placement Legend.

Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes, a new Section 205 shall be added to the Indenture as follows:

SECTION 205 PRIVATE PLACEMENT LEGEND.

Unless and until an Initial Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement the Global Notes and the Definitive Notes shall bear the legend set forth below on the face thereof:

THIS SECURITY AND THE GUARANTEES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE GUARANTEES NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF

IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (I) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF ANY OF THE FOREGOING WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING UNDER RULE 144, IF AVAILABLE, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

SECTION 2.8. Additional Events of Default.

Except as may be provided by a Future Supplemental Indenture, Section 501(7)(A) of the Indenture shall be amended by deleting the words “$50 million” in the second line thereof and, in their place, adding the words “$100 million;” and Section 501(7)(B) of the Indenture shall be amended by deleting the words “$50 million” in the sixth line thereof and, in their place, adding the words “$100 million”.

SECTION 2.9. Application of the Article of the Indenture Regarding Defeasance and Covenant Defeasance.

Except as may be provided by a Future Supplemental Indenture, the provisions of Article Fourteen of the Indenture, including the provisions relating to defeasance and covenant defeasance of the Securities under Sections 1402 and 1403, respectively, of the Indenture shall apply to the Notes.

SECTION 2.10. Application of the Article of the Indenture Regarding Repayment at the Option of Holders.

Except as may be provided by a Future Supplemental Indenture, the provisions of Article Thirteen of the Indenture shall not apply to the Notes.

ARTICLE III.

MISCELLANEOUS

SECTION 3.1. Governing Law.

This Sixth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. This Sixth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

SECTION 3.2. Separability.

In case any provision in this Sixth Supplemental Indenture or in any Securities, including the Notes, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.3. Counterparts.

This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Supplemental Indenture.

SECTION 3.4. Ratification.

The Base Indenture, as supplemented and amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and this Sixth Supplemental Indenture is in all respects ratified and confirmed. The Base Indenture, the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and this Sixth Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Sixth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, as supplemented by this Sixth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Sixth Supplemental Indenture.

SECTION 3.5. Effectiveness.

The provisions of this Sixth Supplemental Indenture shall become effective as of the date hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

QUEST DIAGNOSTICS INCORPORATED
By:	/s/ Robert A. Hagemann

Name: Robert A. Hagemann Title: Senior Vice President and Chief Financial Officer

THE BANK OF NEW YORK, as Trustee
By:	/s/ Robert A. Massimillo

Name: Robert A. Massimillo Title: Vice President

QUEST DIAGNOSTICS HOLDINGS INCORPORATED
QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.
QUEST DIAGNOSTICS INCORPORATED (CA)
QUEST DIAGNOSTICS INCORPORATED (NV)
QUEST DIAGNOSTICS INCORPORATED (MD)
QUEST DIAGNOSTICS LLC (IL)
QUEST DIAGNOSTICS LLC (CT)
QUEST DIAGNOSTICS LLC (MA)
QUEST DIAGNOSTICS INCORPORATED (MI)
QUEST DIAGNOSTICS OF PENNSYLVANIA INC.
AML INC.
AMERICAN MEDICAL LABORATORIES INCORPORATED
APL PROPERTIES LIMITED LIABILITY COMPANY
METWEST INC.
NICHOLS INSTITUTE DIAGNOSTICS
QUEST DIAGNOSTICS NICHOLS INSTITUTE, INC.
DPD HOLDINGS, INC.
DIAGNOSTICS REFERENCE SERVICES INC.
UNILAB CORPORATION
UNILAB ACQUISITION CORPORATION

By:	/s/ Joseph P. Manory

Name: Joseph P. Manory Title: Vice President and Treasurer

1

PATHOLOGY BUILDING PARTNERSHIP, a Delaware general partnership
By:	Quest Diagnostics Incorporated, a Maryland
Corporation, its general partner
By:	/s/ Joseph P. Manory

Name: Joseph P. Manory Title: Vice President and Treasurer

QUEST DIAGNOSTICS INVESTMENTS INCORPORATED a Delaware corporation
By:	/s/ Stephen A. Calamari

Name: Stephen A. Calamari Title: Treasurer

QUEST DIAGNOSTICS FINANCE INCORPORATED a Delaware corporation
By:	/s/ Stephen A. Calamari

Name: Stephen A. Calamari Title: Treasurer

2

EXHIBIT A

Form of 5.125% Senior Note due 2010

[The following legends apply only if the Note is a Global Note:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Unless and until Initial Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the Global Notes and Definitive Notes shall bear the legend set forth below on the face thereof:

THIS SECURITY AND THE GUARANTEES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE GUARANTEES NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (I) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF ANY OF THE FOREGOING WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION

FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING UNDER RULE 144, IF AVAILABLE, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

QUEST DIAGNOSTICS INCORPORATED

5.125% Senior Note due 2010

Unconditionally guaranteed as to payment of

principal of and interest by

the Subsidiary Guarantors

No. 0 (Specimen)	$400,000,000

CUSIP: 74834LAG5

Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $400,000,000 on November 1, 2010 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from October 31, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 5.125% per annum, on November 1 and May 1, commencing with May 1, 2006, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business April 15 or October 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of

Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated October 31, 2005 (the “Supplemental Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “5.125% Senior Notes due 2010” (collectively, the “Notes”), initially limited in aggregate principal amount to $400,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

[The following paragraph applies only if the Note is a Global Note:

Book-Entry. This Note is a Global Note representing $400,000,000 of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository “), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and integral multiples thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.]

Guarantees. This Note is entitled to the benefits of the Subsidiary Guarantees by each of the Subsidiary Guarantors of the due and punctual payment and performance of the Guarantor Obligations made in favor of the Trustee for the benefit of the Holder of this Note. Reference is hereby made to Article Sixteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Maturity. The Notes of this series are not subject to any sinking fund. The Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to their maturity at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). In the case of any partial redemption, selection of the Notes of this series for redemption will be made by the Trustee by such methods, as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 or any integral multiple thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

[The following paragraph applies only if the Note is a Global Note:

This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.]

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 31, 2005

QUEST DIAGNOSTICS INCORPORATED
	By:	/s/ Robert A. Hagemann

Attest:	Name: Title:	Robert A. Hagemann Senior Vice President and Chief Financial Officer

By:	/s/ Sirisha Gummaregula

Name: Title:	Sirisha Gummaregula Assistant General Counsel and Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Sixth Supplemental Indenture.

THE BANK OF NEW YORK as Trustee
By:	/s/ Robert A. Massimillo

Vice President Authorized Signatory

Dated: October 31, 2005

GUARANTEE OF THE SUBSIDIARY GUARANTORS

FOR VALUE RECEIVED, each of the Subsidiary Guarantors (as such term is defined in the Indenture, as amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture), hereby, jointly and severally, unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed (the “Note”) and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the “Guarantor Obligations”). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

Obligations Unconditional and Absolute. The obligations of the Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Initial Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Subsidiary Guarantor’s obligations hereunder and under the Indenture; it being the purpose and the intent of each Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Subsidiary Guarantor’s obligations under this Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Initial Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

Subrogation. Each of the Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

Modifications. Each Subsidiary Guarantor agrees that (a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and (d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

Waiver of Rights. Each of the Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Subsidiary Guarantor might otherwise be entitled.

Reinstatement. The obligations of the Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Remedies. Each of the Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

Rights of Contribution. The Subsidiary Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy Code).

Release of Guarantors. Each of the Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if (a) an Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Initial Subsidiary Guarantor or all of the capital stock of such Initial Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Initial Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Initial Subsidiary Guarantor’s Guarantee.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

Subject to the next following paragraph, each Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.

(Remainder of page intentionally left blank.)

This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated: October 31, 2005

QUEST DIAGNOSTICS HOLDINGS INCORPORATED
QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.
QUEST DIAGNOSTICS INCORPORATED (CA)
QUEST DIAGNOSTICS INCORPORATED (NV)
QUEST DIAGNOSTICS INCORPORATED (MD)
QUEST DIAGNOSTICS LLC (IL)
QUEST DIAGNOSTICS LLC (CT)
QUEST DIAGNOSTICS LLC (MA)
QUEST DIAGNOSTICS INCORPORATED (MI)
QUEST DIAGNOSTICS OF PENNSYLVANIA INC.
AML INC.
AMERICAN MEDICAL LABORATORIES INCORPORATED
APL PROPERTIES LIMITED LIABILITY COMPANY
METWEST INC.
NICHOLS INSTITUTE DIAGNOSTICS
QUEST DIAGNOSTICS NICHOLS INSTITUTE, INC.
DPD HOLDINGS, INC.
DIAGNOSTICS REFERENCE SERVICES INC.
UNILAB CORPORATION
UNILAB ACQUISITION CORPORATION

By:	/s/ Joseph P. Manory

Name: Joseph P. Manory Title: Vice President

PATHOLOGY BUILDING PARTNERSHIP, a Delaware general partnership
By:	Quest Diagnostics Incorporated, a Maryland
Corporation, its general partner
By:	/s/ Joseph P. Manory

Name: Joseph P. Manory Title: Treasurer

QUEST DIAGNOSTICS INVESTMENTS INCORPORATED a Delaware corporation
By:	/s/ Stephen A. Calamari

Name: Stephen A. Calamari Title: Treasurer

QUEST DIAGNOSTICS FINANCE INCORPORATED a Delaware corporation
By:	/s/ Stephen A. Calamari

Name: Stephen A. Calamari Title: Treasurer

EXHIBIT B

Form of 5.45% Senior Note due 2015

[The following legends apply only if the Note is a Global Note:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Unless and until an Initial Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the Global Notes and Definitive Notes shall bear the legend set forth below on the face thereof:

THIS SECURITY AND THE GUARANTEES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE GUARANTEES NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (I) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF ANY OF THE FOREGOING WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING UNDER

RULE 144, IF AVAILABLE, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

EXHIBIT B

QUEST DIAGNOSTICS INCORPORATED

5.45% Senior Note due 2015

Unconditionally guaranteed as to payment of

principal of and interest by

the Subsidiary Guarantors

No. 0 (Specimen)	$500,000,000

CUSIP: 74834LAH5

Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $500,000,000 on November 1, 2015 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from October 31, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 5.45% per annum, on November 1 and May 1, commencing with May 1, 2006, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business April 15 or October 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated October 31, 2005 (the “Supplemental Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “5.45% Senior Notes due 2015” (collectively, the “Notes”), initially limited in aggregate principal amount to $500,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

[The following paragraph applies only if the Note is a Global Note:

Book-Entry. This Note is a Global Note representing $500,000,000 of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and integral multiples thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.]

Guarantees. This Note is entitled to the benefits of the Subsidiary Guarantees by each of the Subsidiary Guarantors of the due and punctual payment and performance of the Guarantor Obligations made in favor of the Trustee for the benefit of the Holder of this Note. Reference is hereby made to Article Sixteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Maturity. The Notes of this series are not subject to any sinking fund. The Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to their maturity at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). In the case of any partial redemption, selection of the Notes of this series for redemption will be made by the Trustee by such methods, as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 or any integral multiple thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

[The following paragraph applies only if the Note is a Global Note:

This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.]

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 31, 2005

QUEST DIAGNOSTICS INCORPORATED
	By:	/s/ Robert A. Hagemann

Name: Robert A. Hagemann
Attest:	Title: Senior Vice President and Chief Financial Officer

/s/ Sirisha Gummaregula

Name: Sirisha Gummaregula
Title: Assistant General Counsel and Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Sixth Supplemental Indenture.

THE BANK OF NEW YORK
as Trustee
By:	/s/ Robert A. Massimillo

Vice President
Authorized Signatory

Dated: October 31, 2005

GUARANTEE OF THE SUBSIDIARY GUARANTORS

FOR VALUE RECEIVED, each of the Subsidiary Guarantors (as such term is defined in the Indenture, as amended), hereby, jointly and severally, unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed (the “Note”) and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the “Guarantor Obligations”). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

Obligations Unconditional and Absolute. The obligations of the Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Subsidiary Guarantor’s obligations hereunder and under the Indenture; it being the purpose and the intent of each Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Subsidiary Guarantor’s obligations under this Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

Subrogation. Each of the Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

Modifications. Each Subsidiary Guarantor agrees that (a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and (d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

Waiver of Rights. Each of the Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Subsidiary Guarantor might otherwise be entitled.

Reinstatement. The obligations of the Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Remedies. Each of the Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

Rights of Contribution. The Subsidiary Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy Code).

Release of Guarantors. Each of the Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if (a) an Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Subsidiary Guarantor or all of the capital stock of such Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Subsidiary Guarantor’s Guarantee.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

Subject to the next following paragraph, each Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.

(Remainder of page intentionally left blank.)

This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated: October 31, 2005

QUEST DIAGNOSTICS HOLDINGS INCORPORATED
QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.
QUEST DIAGNOSTICS INCORPORATED (CA)
QUEST DIAGNOSTICS INCORPORATED (NV)
QUEST DIAGNOSTICS INCORPORATED (MD)
QUEST DIAGNOSTICS LLC (IL)
QUEST DIAGNOSTICS LLC (CT)
QUEST DIAGNOSTICS LLC (MA)
QUEST DIAGNOSTICS INCORPORATED (MI)
QUEST DIAGNOSTICS OF PENNSYLVANIA INC.
AML INC.
AMERICAN MEDICAL LABORATORIES INCORPORATED
APL PROPERTIES LIMITED LIABILITY COMPANY
METWEST INC.
NICHOLS INSTITUTE DIAGNOSTICS
QUEST DIAGNOSTICS NICHOLS INSTITUTE, INC.
DPD HOLDINGS, INC.
DIAGNOSTICS REFERENCE SERVICES INC.
UNILAB CORPORATION
UNILAB ACQUISITION CORPORATION

	By:	/s/ Joseph P. Manory

Name: Joseph P. Manory Title: Vice President

PATHOLOGY BUILDING PARTNERSHIP, a Delaware general partnership
By:	Quest Diagnostics Incorporated, a Maryland
Corporation, its general partner

By:	/s/ Joseph P. Manory

Name: Joseph P. Manory Title: Vice President and Treasurer

QUEST DIAGNOSTICS INVESTMENTS INCORPORATED a Delaware corporation
By:	/s/ Stephen A. Calamari

Name: Stephen A. Calamari Title: Treasurer

QUEST DIAGNOSTICS FINANCE INCORPORATED a Delaware corporation
By:	/s/ Stephen A. Calamari

Name: Stephen A. Calamari Title: Treasurer

EXHIBIT C

FORM OF ADDITIONAL SUBSIDIARY GUARANTEE

FOR VALUE RECEIVED, each of the Subsidiary Guarantors executing this additional Subsidiary Guarantee (the “Additional Subsidiary Guarantors”), hereby fully and unconditionally guarantees, jointly and severally, together with the existing Subsidiary Guarantors (as such term is defined in the Indenture) of the Note, to the Holder of the Note upon which this additional Subsidiary Guarantee is endorsed (the “Note”) and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the “Guarantor Obligations”). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

Obligations Unconditional and Absolute. The obligations of the Additional Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Additional Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Subisidary Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Additional Subsidiary Guarantor’s obligations hereunder and under the Indenture; it being the purpose and the intent of each Additional Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Additional Subsidiary Guarantor’s obligations under this Subsidiary Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Additional Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Subsidiary Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

Subrogation. Each of the Additional Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Additional Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Additional Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

Modifications. Each Subsidiary Guarantor agrees that (a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and (d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

Waiver of Rights. Each of the Additional Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Additional Subsidiary Guarantor might otherwise be entitled.

Reinstatement. The obligations of the Additional Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Remedies. Each of the Additional Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Additional Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

Rights of Contribution. The Additional Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Additional Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Additional Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Additional Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy Code).

Release of Guarantors. Each of the Additional Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if (a) an Additional Subsidiary Guarantor does not guarantee any

Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Additional Subsidiary Guarantor or all of the capital stock of such Additional Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Additional Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Additional Subsidiary Guarantor’s Guarantee.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

Subject to the next following paragraph, each Additional Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Additional Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.

(Remainder of page intentionally left blank.)

This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated:	[ADDITIONAL SUBSIDIARY GUARANTOR(S)]

Attest:	By:

Name:
Title:

Name:
Title:

PATHOLOGY BUILDING PARTNERSHIP, a Delaware general partnership
By:	Quest Diagnostics Incorporated, a Maryland Corporation, its general partner

By:

Name: Joseph P. Manory
Title:

QUEST DIAGNOSTICS INVESTMENTS INCORPORATED a Delaware corporation
By:

Name: Stephen A. Calamari
Title:

QUEST DIAGNOSTICS FINANCE INCORPORATED a Delaware corporation
By:

Name: Stephen A. Calamari
Title:

EXHIBIT D

FORM OF CERTIFICATE OF TRANSFER

Quest Diagnostics Incorporated

1290 Wall Street West

Lyndhurst, NJ 07071

Fax: (201) 729-8905

The Bank of New York

101 Barclay Street, 8 West

New York, NY 10286

Fax: (646) 835-8477

Re: Senior Notes

Reference is hereby made to the Indenture, dated as of October 31, 2005 (the “Indenture”), between Quest Diagnostic Incorporated, as issuer (the “Company”), the subsidiary guarantors party thereto, as guarantor and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

______________ (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the “Transfer”), to __________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

4.        ☐ Check if Transferee will take delivery of a beneficial interest in the Restricted Global Note or a Definitive Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

5.        ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

(a)      ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(b)      ☐ Check if Transfer is pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]
By:

Name: Title:

Dated: _____________,____

ANNEX A TO CERTIFICATE OF TRANSFER

1. The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)	a beneficial interest in the Restricted Global Note (CUSIP ______), or
(b)	a Restricted Definitive Note.

2. After the Transfer the Transferee will hold:

[CHECK ONE]

(a)	a beneficial interest in the:
(i) Restricted Global Note (CUSIP ______), or
(ii) Unrestricted Global Note (CUSIP ______); or
(b)	a Restricted Definitive Note; or
(c)	an Unrestricted Definitive Note,

in accordance with the terms of the Indenture